SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 20, 2007

                              WINTHROP REALTY TRUST
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

            001-06249                                    34-6513657
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    (Commission File Number)                (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On December 20, 2007, Winthrop Realty Trust (the "Trust") announced that its Board of Trustees had declared (i) its regular quarterly dividend of $0.065 per common share and (ii) a special dividend in an amount not less than $.12 per common share, subject to increase based on the amount the Trust receives on account of the 3,500,000 common shares of beneficial interest in Lexington Realty Trust ("Lexington") held by the Trust. Both dividends are payable on January 15, 2008 to common shareholders of record on December 31, 2007. The Trust further announced that it had declared both the regular quarterly dividend of $.40625 per Series B-1 Cumulative Convertible Redeemable Preferred Share of Beneficial Interest ("Series B-1 Share") and an additional dividend of $.4306, subject to increase, per Series B-1 Share required by the terms of the Series B-1 Shares in connection with the special dividend declared on the common shares. As with the common share special dividend, depending on the ultimate special dividend paid by Lexington, the per share special dividend on the Series B-1 Shares would also increase. The dividends payable on the Series B-1 Shares are payable on January 31, 2009 to Series B-1 shareholders of record on December 31, 2007. The foregoing description is qualified in its entirety by reference to the press release issued December 20, 2007, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      On December 26, 2007, the Trust announced that it had set the final special dividend amounts at $.18 per common share and $.7639 per Series B-1 Share. The foregoing description is qualified in its entirety by reference to the press release issued December 26, 2007, which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

           (d)   Exhibits

           99.1  Press Release dated December 20, 2007

           99.2  Press Release dated December 26, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of September, 2007.

                                                         WINTHROP REALTY TRUST


                                                         By: /s/ Peter Braverman
                                                             -------------------
                                                             Peter Braverman
                                                             President